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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 3, 2005

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Delaware

(State or other jurisdiction of incorporation)

1-11605 (Commission File Number)	No. 95-4545390 I.R.S. Employer Identification No.

500 South Buena Vista Street Burbank, California (Address of principal executive offices)	91521 (Zip code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The Registrant announced today that it intends to begin expensing employee stock options pursuant to the provisions of Statement of Financial Accounting Standards No. 123R (SFAS 123R), Share-Based Payment under the modified retrospective method effective with the fourth quarter of fiscal 2005. Under the modified retrospective method, the full year results for 2005 will be reported as though stock options had been expensed starting with the beginning of fiscal 2005. The application of the modified retrospective method does not affect the financial statements for fiscal years prior to 2005. The Registrant currently estimates that after-tax stock option expense for fiscal 2005 will approximate $0.08 per share of which approximately $0.02 relates to the fiscal fourth quarter. The Registrant will also record a deferred tax asset related to the fiscal 2005 income tax benefit.

Table A below shows estimated stock option expense by segment for fiscal 2005. Table B below shows the detail by fiscal quarter and segment of the annual stock option expense for fiscal 2004 previously disclosed in our Summary of Significant Accounting Policies footnote to our consolidated financial statements for fiscal 2004. Both Table A and Table B exclude restricted stock expense which had been recorded in our historical consolidated financial statements.

Table A – Estimated Fiscal 2005 Stock Option Compensation Expense (in millions, except per share amounts):

	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Full Year
Segment
Media Networks	$23	$25	$25	$27	$100
Parks and Resorts	9	10	11	12	42
Studio Entertainment	10	12	10	9	41
Consumer Products	5	5	5	5	20
Corporate and unallocated	11	13	13	13	50
Pretax expense	58	65	64	66	253
Income tax benefit	(21)	(24)	(24)	(24)	(93)
After-tax expense	$37	$41	$40	$42	$160

Earnings per share impact	$0.02	$0.02	$0.02	$0.02	$0.08

Table B – Fiscal 2004 Stock Incentive Plan Footnote Expense (in millions, except per share amounts):

	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Full Year
Segment
Media Networks	$40	$46	$47	$47	$180
Parks and Resorts	14	16	16	16	62
Studio Entertainment	13	14	15	15	57
Consumer Products	7	7	8	8	30
Corporate and unallocated	17	19	20	20	76
Pretax expense	91	102	106	106	405
Income tax benefit	(34)	(38)	(39)	(39)	(150)
After-tax expense	$57	$64	$67	$67	$255

Earnings per share impact	$0.03	$0.03	$0.03	$0.03	$0.12

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Thomas O. Staggs
Thomas O. Staggs
Senior Executive Vice President and Chief Financial Officer

Dated:	November 3, 2005